EAGLE SERIES TRUST

Supplement dated January 1, 2011 to the Prospectus dated March 1, 2010, as supplemented on September 13, 2010 and December 1, 2010.

The following information supplements the disclosure in the Prospectus  for the Eagle Small Cap Core Value Fund, a series of the Eagle Series Trust.  It should be retained and read in conjunction with the Prospectus.

Effective January 1, 2011, the Eagle Small Cap Core Value Fund (the “Fund”) will add a secondary performance benchmark index, the Russell 2500® Index.  As a result, the Prospectus should be supplemented as follows:

Within the Fund’s “Average Annual Total Returns” table, the “Index” section on page 22 of the Prospectus should include the following returns for the Russell 2500® Index for the periods ended December 31, 2009:

	1-yr	Lifetime

Russell 2500® Index (a)	34.39%	22.17%

The following footnote should follow the “Average Annual Total Returns” table described above:

(a)	Effective January 1, 2011, the fund added a secondary performance benchmark index, the Russell 2500® Index.

The following paragraph should be inserted in the “Description of Indexes” section on page 43 of the Prospectus:

“The Russell 2500® Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000® Index. The Russell 3000® Index measures the performances of the 3,000 largest U.S. companies based on total market capitalization. The returns of the Russell 2500® Index do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.”

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS AND SAI FOR FUTURE REFERENCE